UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 13, 2025 (Date of earliest event reported)

i-80 GOLD CORP.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-41382	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

5190 Neil Road, Suite 460, Reno, Nevada United States 89502
(Address of principal executive offices) (Zip Code)

(775) 525-6450
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	IAUX IAU	NYSE American LLC Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Settlement Agreement:

On January 13, 2025, the Company entered into a Settlement Agreement with The K2 Principal Fund L.P. and Condire Resources Master Partnership, LP (the “Settlement Agreement”).

Pursuant to the Settlement Agreement, the Company is required to propose three separate amendments to the terms of its convertible debentures issued in the principal amount of $65 million on February 22, 2023 (the “Convertible Debentures”) pursuant to an indenture agreement (the “Indenture”).

The first amendment involves changing the conversion price applicable to the noteholders’ conversion of outstanding and accrued interest on the Convertible Debentures to equal the volume weighted average price of the Company’s common shares on the Toronto Stock Exchange (“TSX”) during the five trading days immediately preceding the date the Convertible Debenture holders make such election, less a discount of 15%, converted into US dollars. Additionally, corresponding changes will be made to the provisions relating to the right of the Company to elect to convert the interest payable under the Convertible Debentures into common shares, including updating the conversion price to reflect a 15% discount to market price.

The Convertible Debentures are currently secured by the Company’s McCoy-Cove project. The second amendment removes the Company’s right to grant security on a pari-passu basis against the Company’s McCoy-Cove project, leaving Convertible Debenture holders as senior secured on the McCoy-Cove project with any additional debt subordinated.

The third amendment provides for a new redemption right of the Convertible Debentures, allowing the Company to redeem the Convertible Debentures for cash at its election at a 104% premium of the outstanding principal, along with accrued interest up to the redemption date. This amendment provides the Company with greater flexibility as it works towards the execution of its previously announced recapitalization plan.

The Settlement Agreement also included a waiver of an event of default under the Indenture relating to a forward-looking minimum cash requirement included in the Orion Gold Prepay Agreement and Silver Purchase and Sale Agreement (as defined below). The waiver is conditioned upon the proposed amendments to the Indenture described above being implemented by February 28, 2025.

The amendments to the Indenture to remain subject to receipt of the approval of a committee of the Convertible Debenture holders, the TSX and the NYSE American, as applicable.

“Silver Purchase and Sale Agreement” means purchase and sale agreement (silver) dated as of December 13, 2021, as extended by an extension acknowledgment letter dated as of January 12, 2024 and an amending agreement dated as of April 25, 2024. “Orion Gold Prepay Agreement” means the amended and restated gold prepay purchase and sale agreement dated as of September 20, 2023, as amended by an amending agreement dated as of April 25, 2024 and as supplemented by a side letter agreement dated as of June 28, 2024.

Amended & Restated Convertible Credit Agreement:

On January 15, 2025, i-80 Gold Corp. (the “Company”), Premier Gold Mines USA, Inc., a wholly owned subsidiary of the Company (“Premier”), Osgood Mining Company, LLC, a wholly owned indirect subsidiary of the Company (“Osgood”), Ruby Hill Mining Company, LLC, a wholly owned indirect subsidiary of the Company (“Ruby Hill”), and OMF Fund III (F) Ltd. (“Orion”) entered into an Amended and Restated Convertible Credit Agreement (the “A&R Credit Agreement”). The A&R Credit Agreement amends that certain Convertible Credit Agreement dated as of December 13, 2021 relating to a credit facility in the initial principal amount of $50 million with an initial conversion price of C$3.275 per share, subject to adjustment (the “Original Credit Agreement”) to, among other things, extend the expiry date by six months from December 31, 2025 to June 30, 2026 and put certain security in place to secure the Company’s obligations under the A&R Credit Agreement on a subordinated basis with the Silver Purchase and Sale Agreement. Additional security against the Company’s Ruby Hill and Granite Creek projects is required to be put in place by March 31, 2025.

Pursuant to the A&R Credit Agreement, the Company issued Orion Mine Finance Fund III LP (“Orion Finance”), an affiliate of Orion, 5,000,000 common share purchase warrants of the Company (the “Warrants”). The Warrants have an exercise price of C$1.01 and an expiry date of January 15, 2029. The Warrants will be subject to a hold period under applicable Canadian securities laws which will expire four months and one day from the date of issuance. The Warrants are being issued in a privately negotiated transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) pursuant to Section 4(a)(2) and/or Rule 506(b) as Orion Finance is an accredited investor. Neither the Warrants nor the shares issuable upon exercise of the Warrants have been registered under the U.S. Securities Act of 1933 and are considered “restricted securities”. The Company has agreed to grant Orion Finance registration rights with respect to its securities.

Item 3.02 Unregistered Sales of Equity Securities

The disclosures in Item 1.01 of this Form 8-K regarding the issuance of the Warrants are hereby incorporated by reference into this Item 3.02.

Item 8.01 Other Events

The following press releases and the information contained therein filed as exhibits 99.1, 99.2, and 99.3, shall be deemed to be incorporated by reference into the Company’s registration statement on Form F-10 (File Number 333-279567).

•	A copy of the Company’s press release dated January 13, 2025 with respect to the entry into the Settlement Agreement is furnished as Exhibit 99.1 to this Form 8-K.
•	A copy of the Company’s press release dated January 15, 2025 with respect to the entry into the A&R Credit Agreement and a proposed equity raise is furnished as Exhibit 99.2 to this Form 8-K.
•	A copy of the Company’s press release dated January 16, 2025 with respect to the proposed equity offering is furnished as Exhibit 99.3 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibits 99.1, 99.2 and 99.3 shall be deemed to be incorporated by reference into the Company’s registration statement on Form F-10 (File Number 333-279567)

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated January 13, 2025 with respect to the entry into the Settlement Agreement

99.2	Press Release dated January 15, 2025 with respect to the entry into the Amended and Restated Credit Agreement

99.3	Press Release dated January 16, 2025 with respect to the proposed equity financing

104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 17, 2025	i-80 GOLD CORP.

	By:	/s/ Ryan Snow
Ryan Snow
Chief Financial Officer